77Q1(a)(1)

Amendment No. 18 to the Amended and
Restated Agreement and Declaration of Trust, dated March 24, 2017 (filed electronically as
Exhibit 1(s) to the Registration Statement on
Form N-14 of the Registrant on June 23, 2017,
File No. 333-218948, and incorporated herein by reference).